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                                                                   Exhibit 10.47

                               GUARANTY AGREEMENT
                                  (Subsidiary)

        This GUARANTY AGREEMENT ("Guaranty"), dated as of August 23, 2000, is executed and delivered by each of the undersigned (collectively and individually referred to herein as the "Guarantor"), to and in favor of the Agent (as defined below).

                                    RECITALS:

        A. Williams-Sonoma, Inc. (the "Borrower"), the lenders party thereto (together with their successors and assigns, the "Lenders"), and Bank of America, National Association, as administrative agent for the Lenders (the "Agent"), are, concurrently herewith entering into that certain Amended and Restated Credit Agreement dated as of August 23, 2000 (such Credit Agreement, as it may hereafter be amended, restated, or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the same meaning as set forth for such terms in the Credit Agreement).

        B. The Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans evidenced and governed by the Credit Agreement.

        C. The execution and delivery of this Guaranty is required by the Credit Agreement and is a condition to the Lenders making extensions of credit available to the Borrower thereunder.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby irrevocably and unconditionally guarantees to the Agent, for the benefit of the Agent and the Lenders, the full and prompt payment and performance of the Guaranteed Indebtedness (as defined below) upon the following terms:

        1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Credit Agreement and shall include, without limitation, any and all post-petition interest and expenses (including, without limitation, Attorney Costs) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that, notwithstanding anything to the contrary contained in this Guaranty, the Guaranteed Indebtedness shall be limited to an aggregate amount equal to the greatest amount that would not render the Guarantor's indebtedness, liabilities, or obligations hereunder subject to avoidance under Sections 544, 548, or 550 of the Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided, further, that, for purposes of the immediately preceding clauses, it shall be presumed that the Guaranteed Indebtedness hereunder does not equal or exceed any aggregate amount which would render the Guarantor's indebtedness, liabilities, or obligations hereunder subject to being so avoided, set aside, or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Guaranty are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency, fraudulent transfer, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities, or obligations of the Guarantor hereunder would

GUARANTY AGREEMENT (Subsidiary) - Page 1

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otherwise be held or determined to be void, invalid, or unenforceable on account of the amount of its indebtedness, liabilities, or obligations hereunder, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such indebtedness, liabilities, or obligations shall, for purposes of determining the Guarantor's obligations under this Guaranty, without any further action by the Guarantor or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

        2. The Guarantor, together with each guarantor under any other guaranty (and specifically including each Guarantor hereunder), if any, relating to the Credit Agreement (the "Related Guaranties") which contain a contribution provision similar to that set forth in this paragraph 2, agrees that it and all such other guarantors (collectively, the "Contributing Guarantors") together desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made by the Guarantor under this Guaranty or a guarantor under a Related Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share; provided, however, that the obligations to or from any Funding Guarantor as described in this paragraph 2 shall be subordinate to the obligation of the Guarantor to pay the Guaranteed Indebtedness as more fully set forth in paragraph 11 hereof. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of
(i) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Related Guaranties in respect of the obligations guaranteed. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty or a Related Guaranty, in each case determined in accordance with the provisions hereof and thereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty and the Related Guaranties (including, without limitation, in respect of this paragraph 2 or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or


GUARANTY AGREEMENT (Subsidiary) - Page 2

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under a Related Guaranty Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this paragraph 2.

        3. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance and not a guaranty of collection, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature (other than payment or performance) which the Borrower may have against the Agent, any Lender, or any other party, or which the Guarantor may have against the Borrower, the Agent, any Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against the Agent, any Lender, or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

        4. If the Guarantor becomes liable for any indebtedness owing by the Borrower to the Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent and the Lenders hereunder shall be cumulative of any and all other rights that the Agent and the Lenders may ever have against the Guarantor. The exercise by the Agent and the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

        5. In the event of default by the Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantor shall promptly pay the amount due thereon to the Agent, for the benefit of the Agent and the Lenders, without notice or demand in lawful currency of the U.S., and it shall not be necessary for the Agent or any Lender, in order to enforce such payment by the Guarantor, first to institute suit or exhaust its remedies against the Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by the Guarantor, then the Guarantor shall be subrogated to the rights then held by the Agent and the Lenders with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by the Guarantor and, in addition, upon payment by the Guarantor of any sums to the Agent hereunder, all rights of the Guarantor against the Borrower, any other guarantor of the Guaranteed Indebtedness, or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness and no such right or remedy of subrogation, reimbursement or otherwise shall be exercised or otherwise entered (except that proofs of claim may be filed in a bankruptcy or insolvency proceeding) unless and until the Guaranteed Indebtedness has been indefeasibly paid in full.

        6. If acceleration of the time for payment of any amount payable by the Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed

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Indebtedness shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent or any Lender.

        7. The Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following occurrences or events, whether or not with notice to or the consent of the Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor of the Guaranteed Indebtedness from liability for any or all of the Guaranteed Indebtedness; (c) any disability of the Borrower, or the dissolution, insolvency, or bankruptcy of the Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or any Lender to the Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(h) any payment by the Borrower or any other party to the Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non- perfection of any Lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of the Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness other than payment of the Guaranteed Indebtedness.

        8. The Guarantor represents and warrants as follows:

               (a) All of the representations and warranties in the Credit Agreement relating to the Guarantor are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date or to the extent that a fact, event, or circumstance has occurred that makes such


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        representation or warranty untrue but which is not prohibited to occur or exist (or which does not cause a Default or an Event of Default) under the Loan Documents.

               (b) The value of the consideration received and to be received by the Guarantor as a result of the Borrower, the Agent, and the Lenders entering into the Credit Agreement and the Guarantor's executing and delivering this Guaranty and the other Loan Documents to which it is a party is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder and thereunder, and the Credit Agreement and the extension of credit to the Borrower thereunder have benefitted and may reasonably be expected to benefit the Guarantor directly or indirectly. Execution and delivery of this Guaranty and the other Loan Documents to which the Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of the Guarantor.

               (c) The Guarantor has, independently and without reliance upon the Agent or any Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

               (d) The Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition and assets of the Borrower, and the Guarantor is not relying upon the Agent or the Lenders to provide (and neither the Agent nor any Lender shall have any duty to provide) any such information to the Guarantor either now or in the future.

        9. The Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any commitment under the Credit Agreement, the Guarantor will comply with all covenants set forth in the Credit Agreement specifically applicable to the Guarantor, the terms of which are incorporated herein by reference.

        10. During the existence of an Event of Default, the Agent and the Lenders shall have the right to set-off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to the Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by the Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from the Agent and the Lenders to the Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent or any Lender shall have made any demand under this Guaranty. Each Lender agrees promptly to notify the Borrower (with a copy to the Agent) after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights and remedies of the Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or any Lender may have.

        11. (a) The Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior indefeasible payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness

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        shall not be payable, and no payment of principal, interest, or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness or any part thereof shall be made or given, directly or indirectly by or on behalf of any Debtor (as defined below) or received, accepted, retained, or applied by the Guarantor unless and until the Guaranteed Indebtedness shall have been indefeasibly paid in full in cash; except that prior to occurrence of an Event of Default, the Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business unless, and except to the extent that, the payment or receipt of such payments is prohibited or otherwise restricted by the Credit Agreement or another Loan Document other than this Guaranty. During the existence of a Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained, or applied by the Guarantor, except for payments in Securities subordinated at least to the same extent as the Subordinated Indebtedness, unless and until the Guaranteed Indebtedness shall have been indefeasibly paid in full in cash. If any sums shall be paid to the Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by the Guarantor for the benefit of the Agent (for the benefit of the Agent and the Lenders) and shall forthwith be paid to the Agent without affecting the liability of the Guarantor under this Guaranty and may be applied by the Agent against the Guaranteed Indebtedness in accordance with the terms of the Credit Agreement. Upon the request of the Agent, the Guarantor shall execute, deliver, and endorse to the Agent such documentation as the Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of the Borrower or any other party obligated at any time to pay any of the Guaranteed Indebtedness other than the Guarantor (the Borrower and such other obligated parties (including, without limitation, any Contributing Guarantors) are referred to herein as the "Debtors") to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

               (b) The Guarantor agrees that any and all Liens (including, without limitation, any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens, if any, upon any Debtor's assets securing payment of the Guaranteed Indebtedness, or any part thereof, regardless of whether such Liens in favor of the Guarantor, the Agent, or any Lender presently exist or are hereafter created or attached. Without the prior written consent of the Agent, until final repayment in full of all Guaranteed Indebtedness, the Guarantor shall not (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor (provided that the Guarantor may file proofs of claim against the Borrower or any other Debtor in any bankruptcy or insolvency proceeding), or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial

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        or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any obligations of any Debtor to the Guarantor or any Liens held by the Guarantor on assets of any Debtor.

               (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee, or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness, except payments in Securities subordinated at least to the same extent as the Subordinated Indebtedness, until the Guaranteed Indebtedness has been indefeasibly paid in full in cash. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the terms of the Credit Agreement.

               (d) The Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

        12. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders except as otherwise provided in the Credit Agreement. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including, without limitation, any guarantor of the Guaranteed Indebtedness), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of the Guarantor against the Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

        14. This Guaranty is for the benefit of the Agent (for the benefit of the Agent and the Lenders) and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on the Guarantor, but on the Guarantor's successors and assigns.

        15. The Guarantor recognizes that the Agent and the Lenders are relying upon this Guaranty and the undertakings of the Guarantor hereunder and under the other Loan Documents to which the Guarantor is a party in making extensions of credit to the Borrower under the Credit

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Agreement and further recognizes that the execution and delivery of this
Guaranty and the other Loan Documents to which the Guarantor is a party is a material inducement to the Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty or any other Loan Document to which it is a party.

        16. Any notice or demand to the Guarantor under or in connection with this Guaranty or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, at the address of the Borrower in accordance with the notice provisions in the Credit Agreement.

        17. The Guarantor shall pay on demand all Attorney Costs and all other reasonable costs and expenses incurred by the Agent and the Lenders in connection with the administration, enforcement, or collection of this Guaranty.

        18. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by the Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

        19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference the same as if stated verbatim herein, and the Guarantor agrees that the Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

        20. Notwithstanding any provision of this Guaranty to the contrary:

               (a) The Guarantor understands and acknowledges that if the Agent or any Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that the Guarantor may have to seek reimbursement, contribution, or indemnification from the Borrower or others based on any right the Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by the Guarantor under this Guaranty. The Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of the Guarantor's rights, if any, may entitle the Guarantor to assert a defense to this Guaranty based on
        Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968). By executing this Guaranty, the Guarantor freely, irrevocably, and unconditionally (i) waives and relinquishes that defense and agrees that the Guarantor will be fully liable under this Guaranty even though the Agent or any Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Guaranteed Indebtedness, (ii) agrees that the Guarantor will not assert that defense in any action or proceeding which the Agent or any Lender may commence to enforce this Guaranty, (iii) acknowledges and agrees that the rights and defenses waived by the Guarantor in this Guaranty include any right or defense that the Guarantor may have or be entitled to

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        assert based upon or arising out of any one or more of Sections 580a,
        580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Code, and (iv) acknowledges and agrees that the Agent or any Lender is relying on this waiver in creating the Guaranteed Indebtedness, and that this waiver is a material part of the consideration which the Agent or any Lender is receiving for creating the Guaranteed Indebtedness.

               (c) The Guarantor waives any rights and defenses that are or may become available to the Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

               (d) The Guarantor waives all rights and defenses that the Guarantor may have because any of the indebtedness is secured by real property. This means, among other things: (i) the Agent or any Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and (ii) if the Agent or any Lender forecloses on any real property collateral pledged by the Borrower (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Agent or any Lender may collect from the Guarantor even if the Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

        21. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF THE GUARANTOR WITH RESPECT TO THE GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY THE GUARANTOR AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING AMONG THE GUARANTOR, THE AGENT, AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT, OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG THE GUARANTOR, THE AGENT, AND THE LENDERS.

        22. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE U.S.

                  [Remainder of page intentionally left blank]

GUARANTY AGREEMENT (Subsidiary) - Page 9

                  EXECUTED as of the 23rd day of August, 2000.

                                     THE GUARANTOR:

                                     WILLIAMS-SONOMA, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     WILLIAMS-SONOMA STORES, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     WILLIAMS-SONOMA STORES, LLC

                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     HOLD EVERYTHING, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     POTTERY BARN, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

GUARANTY AGREEMENT (Subsidiary) - Page 10

                  EXECUTED as of the 23rd day of August, 2000.

                                     THE GUARANTOR:

                                     WILLIAMS-SONOMA, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     WILLIAMS-SONOMA STORES, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     WILLIAMS-SONOMA STORES, LLC

                                     By: /s/ PETER MINISTRI
                                         ---------------------------------------
                                     Name: PETER MINISTRI
                                          --------------------------------------
                                     Title: MANAGER
                                           -------------------------------------

                                     HOLD EVERYTHING, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     POTTERY BARN, INC.

                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

GUARANTY AGREEMENT (Subsidiary) - Page 11

                                     POTTERY BARN KIDS, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     CHAMBERS CATALOG COMPANY, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     WILLIAMS-SONOMA RETAIL SERVICES, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

                                     WILLIAMS-SONOMA DIRECT, INC.

                                     By: /s/ SHARON MCCOLLAM
                                         ---------------------------------------
                                     Name:  SHARON MCCOLLAM
                                          --------------------------------------
                                     Title: VICE PRESIDENT, FINANCE
                                           -------------------------------------

GUARANTY AGREEMENT (Subsidiary) - Page 12